September 2021 Investor Presentation S E P T E M B E R 2 8 , 2 0 2 1

2 D I S C L A I M E R IMPORTANT: You must read the following information before continuing to the rest of the presentation, which is being provided to you for informational purposes only. FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements. These forward-looking statements include projections, estimates and assumptions about various matters including future financial and operational performance, including positioning in market, revenue, pre-tax income, loan balances, earnings and earnings per share, expenses and originations; and our addressable markets, including new verticals. In addition, words such as “guidance,” “estimate,” “anticipate,” “believe,” “forecast,” “step,” “plan,” “predict,” “focused,” “project,” “is likely,” “expect,” “intend,” “should,” “will,” “confident,” variations of such words and similar expressions are intended to identify forward-looking statements. Our ability to achieve these forward-looking statements is based on certain assumptions, judgments and other factors, both within and outside of our control, that could cause actual results to differ materially from those in the forward-looking statements, the success of the parties under the LFL consumer financing agreement and the level of customers’ use of the POS product; the effects of competition on the company’s business; our ability to attract and retain customers; market, financial, political and legal conditions; the future impact of COVID-19 pandemic on the company’s business and the global economy; our dependence on third-party lenders to provide the cash we need to fund our loans and our ability to affordably access third-party financing; errors in our internal forecasts; our level of indebtedness; our ability to integrate acquired businesses; actions of regulators and the negative impact of those actions on our business; our ability to protect our proprietary technology and analytics and keep up with that of our competitors; disruption of our information technology systems that adversely affect our business operations; ineffective pricing of the credit risk of our prospective or existing customers; inaccurate information supplied by customers or third parties that could lead to errors in judging customers’ qualifications to receive loans; improper disclosure of customer personal data; failure of third parties who provide products, services or support to us; any failure of third-party lenders upon whom we rely to conduct business in certain states; disruption to our relationships with banks and other third-party electronic payment solutions providers as well as other factors discussed in our filings with the Securities and Exchange Commission. These projections, estimates and assumptions may prove to be inaccurate in the future. These forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. There may be additional risks that we presently do not know or that we currently believe are immaterial that could also cause actual results to differ from those contained in the forward- looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual future results. We undertake no obligation to update, amend or clarify any forward-looking statement for any reason. NON-GAAP FINANCIAL MEASURES In addition to the financial information prepared in conformity with U.S. GAAP, we provide in this presentation certain “Non-GAAP financial measures,” including: Adjusted Net Income (Net Income from continuing operations minus certain non-cash and other adjusting items); Adjusted Earnings Per Share (Adjusted net income divided by diluted weighted average shares outstanding); Adjusted EBITDA (EBITDA plus or minus certain non-cash and other adjusting items); Gross Combined Loans Receivable (includes loans originated by third-party lenders through CSO programs which are not included in our consolidated financial statements); Adjusted Return on Average Assets; and Cash Earnings (Pretax Income plus or minus Non-Cash Accounting Impacts and Cash-Basis Impacts). Such measures are intended as a supplemental measure of the Company’s performance that are not required by, or presented in accordance with, GAAP. The Company presents Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable, Adjusted Return on Average Assets and Cash Earnings because it believes that, when viewed with the Company’s GAAP results and the accompanying reconciliation, such measures provide useful information for comparing the Company’s performance over various reporting periods as they remove from the Company’s operating results the impact of items that the Company believes do not reflect its core operating performance. Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable, Adjusted Return on Average Assets and Cash Earnings are not substitutes for net earnings, pretax earnings, cash flows provided by operating activities or any other measure prescribed by GAAP. There are limitations to using non-GAAP measures such as Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets. Although the Company believes that Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable, Adjusted Return on Average Assets and Cash Earnings can make an evaluation of its operating performance more consistent because they remove items that do not reflect its core operations, other companies in the Company’s industry may define Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable, Adjusted Return on Average Assets and Cash Earnings differently than the Company does. As a result, it may be difficult to use Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable, Adjusted Return on Average Assets and Cash Earnings to compare the performance of those companies to the Company’s performance. Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable, Adjusted Return on Average Assets and Cash Earnings should not be considered as measures of the income generated by the Company’s business or discretionary cash available to it to invest in the growth of its business. The Company’s management compensates for these limitations by reference to its GAAP results and using Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable, Adjusted Return on Average Assets and Cash Earnings as supplemental measures. Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics included on slides 36-40. All product names, logos, brands, trademarks and registered trademarks are property of their respective owners.

3 September 2021 Updates

CURO Canada: Raising Revenue and Earnings Outlook 4 Expected to become Canada’s largest BNPL/POS lender1 Top 3 non-bank direct-to-consumer lender Revenue expected to grow from C$364 Million in 2021 to C$735 Million in 2023 (previously C$643 Million) Pre-tax income expected to grow from C$60 Million in 2021 to C$210 Million in 2023 (previously C$179 Million) Increasing Revenue Guidance… Annual Revenue (C$Millions) Note: Please refer to page 2 for cautionary language regarding forward-looking statements. 1 Based on expected originations. 2 Excludes acquisition-related adjustments. …and Profitability Forecasts Annual Pre-Tax Income (C$Millions) $50 $50 $170 $175 $315 $335$292 $315 $310 $375 $328 $400 Canada Direct Lending Canada POS Lending 2021E 2022E 2023E $364 $480 $643 $342 $550 $735 2 -$45 -$45 -$12 -$12 $68 $70$92 $105 $101 $120 $111 $140 Canada Direct Lending Canada POS Lending 2021E 2022E 2023E $108 $47 $60 $89 $210 $179 4

Financial Performance Update

Loan Growth Returning Across all Businesses

LOAN BALANCES[1] ($Millions)



Canada Direct Lending
Canada POS Lending
U.S.
2Q19: $677; $408; $269
3Q19: $731; $444; $287
4Q19: $743; $440; $302
1Q20: $620; $344; $276
2Q20: $491; $234; $257
3Q20: $537; $245; $292
4Q20: $598; $268; $330
1Q21: $763; $218; $201; $344
2Q21: $806; $224; $221; $361
3Q21E: $927; $232; $301; $394

CASH BALANCES ($Millions)



2Q19: $92
3Q19: $62
4Q19: $75
1Q20: $139
2Q20: $269
3Q20: $205
4Q20: $213
1Q21: $135
2Q21: $276
3Q21E: $206

[1] U.S. includes Company-Owned Loans and Loans Guaranteed by the Company under CSO programs. For reconciliation between Company-Owned Loans and Loans Guaranteed by the Company, refer to slide 16.

CURO

LOAN BALANCES[1]

- Canada Direct Lending loan balances expected to grow 9% sequentially and 35% year-over-year
- Canada POS Lending balances increase as originations for LFL start to ramp; origination volumes in August rose 191% year-over-year
- U.S. balances expected to rise 9% sequentially (excluding Verge Credit)

REVENUE

- Expect Q3 consolidated revenue of $205 million -$207 million

PROFITABILITY[2]

- Credit performance remains strong and stable
- Loan loss provisioning on higher loan growth and higher advertising spend reduces earnings sequentially
- Expected AEBITDA of $34 million -$37 million
- Expected AEPS of $0.08 – $0.12
- **Improved Canada outlook and modest U.S. earnings growth provides visibility on AEPS north of $3.00 per share for 2023**

[2] Adjusted earnings per share (AEPS) and adjusted earnings before interest, taxes, depreciation and amortization (AEBITDA) exclude costs incurred related to the Flexiti transaction, equity-based compensation, intangible asset amortization, earnings from our equity method investment in Katapult, restructuring related costs, debt extinguishment costs, and certain other costs as historically defined in our Earnings Releases; Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics included within pages 7 and 8 of Exhibit 99.1 to Form 8-K filed on July 28, 2021 and within the Supplemental Tables to the CURO Q2 2021 Conference Call at https://ir.curo.com/events-and-presentations

CASH BALANCES

- Change in cash balances from Q2 driven by increased loan growth, Senior Notes interest payments and share repurchases

5

Disciplined Expense Management

CURO

Lowered Adjusted Non-Advertising Costs of Providing Services to adjust to revenue pressures tied to COVID-19

Closed 49 U.S. stores through August:

- 25% of U.S. stores but 8% of U.S. store revenue in 2020
- Reduces annual operating costs by approximately $20 million
- Omni-channel platform allows customers to transition seamlessly online, to an adjacent store or to contact centers

Growth in Adjusted Corporate, District and Other Expenses due to Canada POS Lending costs (acquisition of Flexiti closed in March 2021)

Core operating expenses are anticipated to move higher as technology hiring increases, Canada POS Lending investments ramp, and Advertising Expense normalizes

ADJUSTED NON-ADVERTISING COSTS OF PROVIDING SERVICES[1]

($ in millions)



Canada Direct Lending
Canada POS Lending
U.S.
$36
$16
2Q19
$37
$17
3Q19
$38
$16
4Q19
$36
$17
1Q20
$32
$15
2Q20
$31
$16
3Q20
$33
$16
4Q20
$31
$0.1
$17
1Q21
$31
$0.3
$18
2Q21

ADJUSTED CORPORATE, DISTRICT, AND OTHER EXPENSES[1]

($ in millions)



Canada Direct Lending
Canada POS Lending
U.S.
$28
$6
2Q19
$31
$6
3Q19
$29
$5
4Q19
$31
$5
1Q20
$24
$5
2Q20
$25
$5
3Q20
$31
$5
4Q20
$33
$2
$6
1Q21
$29
$7
$6
2Q21

ADVERTISING EXPENSE

($ in millions)



Canada Direct Lending
Canada POS Lending
U.S.
$11
$2
2Q19
$14
$2
3Q19
$15
$1
4Q19
$11
$1
1Q20
$5
2Q20
$13
$1
3Q20
$11
$1
4Q20
$7
$1
1Q21
$6
$1
2Q21

[1] Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics included within slides 17 and 18.

6

7 Company Overview

CURO at a Glance

Founded in 1997, CURO is a tech-enabled, omni-channel consumer finance company serving a full spectrum of non-prime and prime consumers in the U.S. and Canada

STRONG & EXPANDING PORTFOLIO OF BRANDS

Speedy Cash, Rapid Cash, Cash Money, Avío Credit, opt+, LendDirect, revolve Finance, flexiti

CURO

BUSINESS OVERVIEW

Canada Direct Lending

Cash Money and **LendDirect** focus on non-prime open-end loans and payment protection insurance since 2018 in 200 stores in 7 provinces and online in 6 provinces

Canada Point-of-Sale Lending

Flexiti, an emerging growth Canadian point-of-sale ("POS") / buy-now-pay-later ("BNPL") provider

U.S. Direct Lending

Online in 27 states; 160 stores in 13 states(1)

Market leader in revenue in fragmented non-prime market with diverse product set

(1) All counts reflect the stores closed in Q2 and Q3 2021 as part of the U.S. store rationalization

Card Products

Revolve mobile app-enabled virtual checking account with FDIC-insured deposits allows customers to build banking history; **Opt+** reloadable debit card

Over 415,000 active accounts card programs as of August 2021 with over $5.2 million of TTM revenue

8

CURO is a Full-Spectrum Consumer Lender 9 CURO covers all bases for how consumers access credit in the U.S. and Canada CONSUMER CREDIT ACCESS U.S. BRANDS CANADIAN BRANDS Direct Store / Branch Online & Mobile Card Credit Card / Debit Card POS Omni-channel Point-of-Sale Financing 1 Katapult is a publicly traded company in which CURO has an ownership interest. Katapult is not a CURO brand. 1

10 Flexiti is Capitalizing on Canadian BNPL Growth Opportunity

flexiti

ABOUT FLEXITI

Flexiti is one of Canada's fastest growing point-of-sale fintech lenders, offering customers 0% interest[1] financing at retailers that sell big-ticket goods (~C$1,800 average transaction size) like furniture, appliances, jewelry and electronics.

MISSION

To bring customers closer to their needs and wants and boost retailer sales

[1] Subject to the Flexiti cardholder agreement. Interest is charged if the promotion is cancelled or expires without full payment.





CURO
FLEXITI
9012 3456 7890 1254
2018
VALUED CUSTOMER

FINANCING ON THE FLEXITICARD®

Deferred Payments	Payments are deferred until end of promo period	0% interest[1], 3-24 months
Monthly Installments	Split purchase into equal monthly payments	0% interest[1], 3-72 months
Revolving Credit Purchase	Like a regular credit card	Up to 30 days interest free

11

Flexiti has limited omnichannel competition, with new BNPL entrants largely competing with each other

New BNPL entrants are focused primarily on small-ticket (< C$500) e-commerce transactions that do not require a credit check

Flexiti expects to become Canada's largest POS financing provider once LFL Group originations ramp[1]

Flexiti has captured a majority of the $2 Billion Desjardins exit opportunity, with an 83% win-rate.[2]

Key purchase criteria for merchants are economics, ease of POS integration and customer experience

Flexiti's leading omni-channel financing solution provides opportunity for continued market share gains


INSTALLMENT OR DEFERRED
Payments on Revolving Line
TRANSACTION-BASED
Installment Lending
Fairstone
flexiti
Desjardins 3
affirm
/ paybright
sezzle
afterpay
zip
PRIMARILY IN-STORE
OMNI-CHANNEL
PRIMARILY E-COMMERCE

[1] Based on expected originations.

[2] Flexiti has won 83% of retailers that have communicated a decision to Flexiti as of September 15, 2021.

[3] Desjardins announced its exit from the POS financing space in October 2019 when it sold its merchant acquiring business to Global Payments. Most merchant contracts are expected to expire by early 2022.

12

Originations growth is accelerating: +158% growth YTD vs. 20201 13 Growth Driven by Onboarding Canada’s Biggest Names in Retail 1 YTD as of August 31, 2021 2 Through September 19, 2021 C$1 Billion in Cumulative Sales KEY STATS: achieved July 2021 63% Growth in Loan Book vs. 20202 191% Growth in August Sales vs. 2020 Published Weekly Originations Growth $0K $5,000K $10,000K $15,000K $20,000K $25,000K $30,000K 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47 49 51 2019 2020 2021 SALES TRACKING TO ACHIEVE C$660M IN 2021 Black Friday

Flexiti is One of Canada’s Fastest Growing Companies with Clear Visibility for Future Growth 14 Existing Customers Growth in acquisitions via Flexiti.com Growth in cross shop amongst Flexiti partners As announced on September 24, 2021, Flexiti ranks 13th on The Globe and Mail’s third-annual ranking of Canada’s Top Growing Companies Future Growth Driven by: Lost Utility for Desjardins Cardholders as of December 31, 2021 New Merchant Partnerships Direct to Consumer Investment Target Small Ticket (Pay-in-4) 1 Flexiti ranked 29 out of 500 companies in the Americas, and 2nd in Canada. Resulting in an estimated C$350 million per year across The LFL Group financing program Flexiti has an established pipeline of prospective partners – with planned expansions into new verticals With limited D2C investment, Flexiti.com is our fourth largest acquisition channel – launching D2C digital campaigns to further bolster acquisitions Canadian small ticket retail TAM estimated to capture 78% of total retail spend – developing small ticket will unlock new categories for Flexiti Flexiti has placed 13th on The Globe and Mail’s annual ranking of Canada’s Top Growing Companies and has consistently ranked in the top 15 14

15 Appendix

16 Historical Gross Combined Loan Receivables ($Millions) 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 Company-owned gross loans receivable $609.6 $657.6 $665.8 $564.4 $456.5 $497.4 $553.7 $731.0 $769.3 Gross loans receivable guaranteed by the Company 67.3 73.1 76.7 55.9 34.1 39.8 44.1 32.4 37.1 Gross combined loans receivable $676.9 $730.7 $742.5 $620.3 $490.6 $537.2 $597.8 $763.4 $806.4 Note: Subtotals may not sum due to rounding. The above table summarizes Company-owned gross loans receivable, a GAAP balance sheet measure, and reconciles it to gross combined loans receivable, a non-GAAP measure including loans originated by third-party lenders through CSO programs, which are not included in our Condensed Consolidated Financial Statements but from which we earn revenue and for which we provide a guarantee to the lender.

Adjusted Operating Expense Reconciliation

($Millions)	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021[1]	Q2 2021
Corporate, district and other	**$35.3**	**$38.7**	**$37.1**	**$42.8**	**$36.8**	**$36.7**	**$43.6**	**$48.8**	**$59.6**
Less:									
Depreciation and Amortization	1.8	1.8	1.8	1.9	1.9	1.8	1.8	2.6	5.2
Share-based compensation[1]	2.6	2.8	2.7	3.2	3.3	3.4	3.0	2.7	3.5
Legal and other[2]	-	0.9	2.2	0.9	0.9	1.4	2.2	-	-
Transaction costs[3]	-	-	-	0.2	-	-	-	3.2	3.2
Restructuring costs[4]	-	-	-	-	-	-	-	-	5.8
U.K. related costs[5]	0.7	0.3	-	-	-	-	-	-	-
Canada GST Adjustment[6]	-	-	-	-	2.2	-	-	-	-
Add:									
Reclass Ad Astra pre-acquisition[7]	3.7	3.6	3.6	-	-	-	-	-	-
Adjusted Corporate, district and other	**$33.8**	**$36.4**	**$34.0**	**$36.6**	**$28.5**	**$30.0**	**$36.7**	**$40.4**	**$42.0**
Non-advertising costs of providing services	**$58.3**	**$60.3**	**$60.3**	**$55.4**	**$49.6**	**$49.3**	**$51.5**	**$50.3**	**$50.8**
Less:									
Depreciation	2.8	2.8	2.7	2.6	2.6	2.5	2.4	2.4	2.2
Reclass Ad Astra pre-acquisition[7]	3.7	3.6	3.6	-	-	-	-	-	-
Adjusted Non-advertising costs of providing services	**$51.8**	**$54.0**	**$54.0**	**$52.7**	**$47.0**	**$46.7**	**$49.1**	**$47.9**	**$48.6**
Advertising	$12.8	$16.4	$16.4	$12.2	$5.8	$14.4	$12.2	$8.0	$7.0
Adjusted Non-advertising costs of providing services	51.8	54.0	54.0	52.7	47.0	46.7	49.1	47.9	48.6
Adjusted Corporate, district and other	33.8	36.4	34.0	36.6	28.5	30.0	36.7	40.4	42.0
Total Core Costs	**$98.4**	**$106.8**	**$104.4**	**$101.5**	**$81.3**	**$91.2**	**$97.9**	**$96.3**	**$97.7**

For a description of each addback, refer to slide 18.

[1] Only includes expenses for Canada POS segment from March 10, 2021 – March 31, 2021

17

18 1 The estimated fair value of share-based awards is recognized as non-cash compensation expense on a straight-line basis over the vesting period. 2 Legal and other costs for the year ended December 31, 2020 included (i) costs for certain litigation and related matters of $2.4 million, (ii) legal and advisory costs related to the Katapult and Flexiti transactions of $2.7 million, and (iii) severance costs for certain corporate employees of $0.5 million. Legal and other costs for the year ended December 31, 2019 included (i) $1.8 million due to eliminating 121 positions in North America in the first quarter, (ii) costs related to certain securities litigation and related matters of $2.5 million, and (iii) legal and advisory costs of $0.3 million related to the repurchase of shares from FFL. 3 Transaction costs for the three months ended March 31, 2021 relate to the acquisition of Flexiti and for the three months ended March 31, 2020 relate to the acquisition of Ad Astra. Transaction costs for the three months ended June 30, 2021 relate to Katapult and FinServ business combination. 4 Restructuring costs for the three months ended June 30, 2021 resulted from U.S. store closures and consisted of (i) severance costs for store employees, (ii) lease termination costs, and (iii) accelerated depreciation, partially offset by the net write-off of ROU assets and lease liabilities. 5 U.K. related costs of $8.8 million for the year ended December 31, 2019 relate to placing the U.K. subsidiaries into administration on February 25, 2019, which included $7.6 million to obtain consent from the holders of the 8.25% Senior Secured Notes to deconsolidate the U.K. Segment and $1.2 million for other costs. 6 The Company received a Notice of Adjustment from Canadian tax authority auditors in the second quarter 2020 related to the treatment of certain expenses in prior years for purposes of calculating the GST due. 7 Prior to our acquisition of Ad Astra in January 2020, costs associated with this third party collection entity were classified within Non-advertising costs of providing services. Subsequent to acquisition, direct costs related to Ad Astra and are classified within Corporate, district and other, consistent with our internal collection costs. Adjusted Operating Expense Reconciliation (continued)